Exhibit 10.5

AMENDMENT NO. 2 TO
INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This Amendment No. 2 to Intercreditor and Collateral Agency Agreement (this “Amendment”), dated as of this 2nd day of September, 2020, is by and among CIBC Bank USA, formerly known as The PrivateBank and Trust Company (“CIBC”), The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco”), Prudential Retirement Guaranteed Cost Business Trust (“Prudential Guaranteed”), PAR U Hartford Life Insurance Comfort Trust (“PAR”), CIBC, in its capacity as Bank Agent, and CIBC, in its capacity as Collateral Agent.

WITNESSETH:

WHEREAS, the parties to this Amendment are party to the Intercreditor and Collateral Agency Agreement dated as of May 14, 2015 (the “Intercreditor Agreement”), as the same shall be amended by this Amendment and amended or otherwise modified from time to time;

WHEREAS, as of the date hereof, BMO Harris Bank N.A. (“BMO”) has been repaid all outstanding Senior Indebtedness owed to it in full and is no longer a party to the Credit Agreement as a Bank Lender;

WHEREAS, the Borrowers and CIBC are entering into the Amendment No. 7 to Credit Agreement, dated as of the date hereof (“Bank Amendment”);

WHEREAS, the Borrowers, Prudential, Pruco, Prudential Guaranteed and PAR are entering into the Amendment No. 3 to Note Purchase Agreement, dated as of the date hereof (the “Note Amendment”);

WHEREAS, as a condition to the execution and delivery of each of the Bank Amendment and the Note Amendment, the parties thereto require the execution and delivery of this Amendment by the parties hereto.

NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Definitions.  Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Intercreditor Agreement, as amended by this Amendment.

SECTION 2.Amendments.  Effective as of the Effective Date (as defined below):

2.1Section 1 of the Intercreditor Agreement is hereby amended by amending and restating or inserting in appropriate alphabetical order, as applicable, the following defined terms:

“Additional Notes” shall mean any additional senior secured notes issued by Borrowers in favor of Noteholders under the Note Agreement from time to time after the date of the Second Amendment that constitute or evidence “Additional Prudential Debt” as defined in the Credit Agreement as in effect as of the date of the Second Amendment.

“Second Amendment” means that certain Amendment No. 2 to Intercreditor and Collateral Agency Agreement dated as of September 2, 2020 by and among the Collateral Agent, the Bank Lender and the Noteholders.

“Senior Secured Notes” shall mean, collectively, the Borrowers’ 5.50% Senior Secured Notes due May 14, 2025, the Borrowers’ 5.10% Senior Secured Notes due August 17, 2027 and all Additional Notes.

2.2Section 8 of the Intercreditor Agreement is hereby amended by amending and restating paragraph (a) thereof in its entirety to read as follows:

(a)The Bank Agent and each Bank Lender agrees that, without the consent in writing by Noteholders holding a majority of the outstanding principal amount of the Senior Secured Notes, it will not (i) make any Revolving Loan or issue any Letter of Credit if such loans or issuances would cause the aggregate outstanding principal amount of Revolving Loans and undrawn face amount of Letters of Credit to exceed the sum of (x) $28,000,000 less (y) the amount of all permanent reductions of the "Commitment" (as defined in the Credit Agreement) after the date of the Second Amendment, (ii) except for (x) Persons becoming Borrowers after the date hereof and (y) the Guaranty Agreements, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Senior Indebtedness, or (iii) from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection. Each Noteholder agrees that, without the consent in writing by the Bank Lenders holding a majority of the outstanding principal amount of the Loan and Reimbursement Obligations and Outstanding Letters of Credit Exposure, it will not (i) make note purchases, advances, loans or extensions of credit pursuant to the Note Agreement if such purchases, advances, loans or extensions of credit would cause the outstanding aggregate principal amount of Senior Indebtedness under the Note Agreement to exceed the sum of (x) $23,000,000 in the aggregate under Senior Secured Notes issued and outstanding as of the date of the Second Amendment plus (y) $28,000,000 in the aggregate under Additional Notes less (z) the amount of all principal payments made on the Senior Secured Notes after the date of the Second Amendment, (ii) except for (x) Persons becoming Borrowers after the date hereof and (y) the Guaranty Agreements, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Senior Indebtedness, or from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

SECTION 3.Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) upon which this Amendment has been executed and delivered by each party hereto concurrently with the effectiveness of the Bank Amendment and the Note Amendment.

SECTION 4.Confirmations.  Each party hereto acknowledges and agrees that (i) each reference to the “Credit Agreement” in any Collateral Documents shall include the Credit Agreement as amended by the Bank Amendment and (ii) each reference to the “Note Agreement” in any Collateral Documents shall include the Note Agreement as amended by the Note Amendment.

SECTION 5.Effect of Amendment.  Upon the effectiveness of this Amendment, each reference to the Intercreditor Agreement in each Collateral Document and in any other document, instrument or agreement shall mean and be a reference to the Intercreditor Agreement as modified by this Amendment.  Except as specifically set forth in Section 2, the Intercreditor Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  Except as expressly amended hereby, the Intercreditor Agreement and each of the Collateral Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect.  Except as specifically stated in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) amend the Intercreditor Agreement, (b) operate as a waiver of any right, power or remedy of the Collateral Agent, any Bank Lender, the Bank Agent or any Noteholder, or (c) constitute a waiver of, or consent to any departure from, any provision of the Intercreditor Agreement at any time.  The execution, delivery and effectiveness of this Amendment shall not be construed as a course of dealing or other implication that the Collateral Agent, any Bank Lender, the Bank Agent or any Noteholder has agreed to or is prepared to grant any consents or agree to any amendment to the Intercreditor Agreement in the future, whether or not under similar circumstances.

SECTION 6.Entire Agreement.  The Intercreditor Agreement, as amended by this Amendment, constitutes the entire agreement and understanding between the parties to each with respect to the subject matter thereof and hereof and supersedes any and all oral communication and prior writings in respect thereof or hereof.

SECTION 7.Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument.

SECTION 8.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF MINNESOTA (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AMENDMENT TO BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION).

SECTION 9.Bank Lender Party.The parties acknowledge and agree that BMO has, as of the date of this Amendment, been repaid all outstanding Senior Indebtedness owed to it, has terminated its “Commitments” under the Credit Agreement and is no longer a Bank Lender under or otherwise a party to the Credit Agreement, the Intercreditor Agreement or any of the Collateral Documents.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

CIBC BANK USA, in its individual capacity, as

Bank Agent, as the sole Bank Lender and as

Collateral Agent

By: /s/ Leanne Manning____________

Name: Leanne Manning

Title: Managing Director

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By: /s/ Anna Sabiston____________

Second Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Anna Sabiston____________

Assistant Vice President

PRUDENTIAL RETIREMENT
GUARANTEED COST BUSINESS
TRUST

By:Prudential Retirement Insurance and

Annuity Company, as Grantor

By:PGIM, Inc., as Investment Manager

By:/s/ Anna Sabiston____________

Vice President

PAR U HARTFORD LIFE INSURANCE

PAR U HARTFORD LIFE INSURANCE COMFORT TRUST

By:Prudential Arizona Reinsurance

Universal Company, as Grantor

By:PGIM, Inc., as Investment Manager

By: /s/ Anna Sabiston____________

Name: Anna Sabiston

Title: Vice President

Acknowledged, consented and agreed:

WINMARK CORPORATION

By: /s/ Anthony D. Ishaug____________

Name:Anthony D. Ishaug

Title:Executive Vice President and Chief

Financial Officer

WIRTH BUSINESS CREDIT, INC.

By: /s/ Anthony D. Ishaug____________

Name:Anthony D. Ishaug
Title:Chief Financial Officer and Treasurer

WINMARK CAPITAL CORPORATION

By: /s/ Anthony D. Ishaug____________

Name:Anthony D. Ishaug
Title:Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By: /s/ Anthony D. Ishaug____________

Name:Anthony D. Ishaug
Title:Chief Financial Officer, Treasurer and Secretary